Exhibit 99.1
Investor Relations Q1 2006 Helping people and businesses by providing affordable, reliable and convenient payment services

The statements contained in this presentation regarding the business of MoneyGram International, Inc. that are not historical facts are forward-looking statements and are made under the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances due to a number of factors, including, but not limited to: (a) loss of key retail agents in our Global Funds Transfer segment; (b) loss of large financial institution customers in our Payment Systems segment; (c) ability to successfully develop and timely introduce new and enhanced products and services, and to protect the intellectual property rights related to our existing and any new or enhanced products and services; (d) litigation or investigations that could result in material settlements, fines or penalties; (e) failure to continue to compete effectively; (f) ability to manage risks relating to U.S. federal and state regulatory requirements that could result in material settlements, fines or penalties, or changes in our business operations; (g) imposition of additional regulatory requirements in any of the foreign countries in which we operate; (h) ability to manage credit and fraud risks from our retail agents; (i) ability to manage credit risk related to our investment portfolio and our use of derivatives; (j) fluctuations in interest rates; (k) material changes in the market value of securities we hold; (l) unexpected liquidity needs; (m) ability to maintain efficient, secure and uninterrupted operation of our computer network systems and data centers; (n) ability to process and settle transactions accurately and efficiently; (o) ability to manage risks associated with our international sales and operations; (p) possible delay or prevention of an acquisition of our company which could inhibit a stockholder's ability to receive a premium on their investment from a possible sale of our company due to provisions contained in our charter documents, our rights plan and Delaware law; and (q) other factors more fully discussed in MoneyGram's filings with the Securities and Exchange Commission. Actual results may differ materially from historical and anticipated results. These forward-looking statements speak only as of the date on which such statements are made, and MoneyGram undertakes no obligation to update such statements to reflect events or circumstances arising after such date. Forward Looking Statements

MoneyGram International, Inc. Our Purpose: Helping people and businesses by providing affordable, reliable and convenient payment services Our Corporate Values: Respect, Courage, Passion, Integrity, Teamwork MoneyGram International Value Proposition Shareholder Value

Controlled Disbursement PrimeLink Suite Financial Money Orders Products Money Transfer Retail Money Orders Global Funds Transfer Payment Systems Urgent Bill Payment We Operate Two Business Segments

Q105 Q106 Global Funds Transfer 147 183 Payment Systems 81 81 Segment Financial Performance Revenue 147 81 183 81 Q105 Q106 Global Funds Transfer 26 40 Payment Systems 13 10 26 40 13 10 Operating Income Global Funds Transfer Payment Systems $ in Millions

Money Transfer Transaction Volume up 46% Q106 EPS $0.36 vs. Q105 $0.33 Money Transfer Network - 92,000 Agent Locations Poste Italiane re-sign UKPO re-sign Announced acquisition of Super Agent, Money Express Repurchased 483,900 shares at $27.97 per share Quarter 1 2006 Highlights

Payment Systems Segment Overview

Payment Systems Product Suite

MoneyGram PrimeLink	"Official Checks" – Primary product within Payment Systems. Full service turn-key outsourcing program for a bank's official "Good Funds" check products.
MoneyGram PrimeLink Plus	Web-based check issuance solution combined with local or remote MICR printing technology to create a secure, client-controlled "Good Funds" check on demand.
MoneyGram Money Orders	Money order program tailored to the needs of the Financial Institution
MoneyGram FSMC	Processor of rebate checks and WIC payments

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MoneyGram International

MoneyGram Proprietary & Confidential. © 2006 MoneyGram. All rights reserved.

Provide discernable value in mutually beneficial relationships Expand distribution channels and delivery methods Delivering new payment products & related financial services Payment Systems Key Strategies

Investment Portfolio Overview

Portfolio Objectives Provide liquidity for payment services obligations Protect Principal Generate attractive long-term returns

Portfolio Background Investments are generated from the Official Checks and Money Order products and our Retained Earnings MGI generates investment income from float balances associated with its PrimeLink and Money Order businesses Established business provides for predictable "core" float PrimeLink instruments have an average float duration of 3-5 days and comprise approximately 80% of the float Money Orders have an average float duration of 7-9 days and comprise approximately 20% of the float

'98 '99 '00 '01 '02 '03 '04 '05 Total 2.3 3 3.8 4.9 6.1 7 6.8 6.7 ($ in billions) In late 2002 and 2003 mortgage refinance activity increased balances In 2004, refinance activity declined In 2005, client financial institution consolidation resulted in lower balances Portfolio Size

Global Funds Transfer Segment Overview

Product Overview MoneyGram Money Transfer eMoneyTransfer Multi-Currency Directed Sends Consumer Payments Express Payment Convenience Payments Money Orders Consumer Purchases Prepaid Card

Money Transfer Industry

Money Transfer Statistics 32.8% 24.8% Volume Revenue 5 Year CAGRs* MoneyGram's Increasing Market Share1 Other WU MG Relative Market Share 82 15 3 Market Share1 1Source: Aite * Includes Urgent Bill Payment

Money Transfer - Industry Overview 175 million people live outside their country of origin1 USA Russia Germany Ukraine France India Canada Saudi Arabia Australia Pakistan UK Kazakhstan China Ivory Coast Iran Immigrants (In millions) 35 13.3 7.3 6.9 6.3 6.3 5.8 5.3 4.7 4.2 4 3 2.7 2.3 2.3 Host Country 20 8 4 4 4 4 3 3 3 2 2 2 2 1 1 Immigrants (In millions) Percentage of all Immigrants 35.0 13.3 7.3 6.9 6.3 6.3 5.8 5.3 4.7 4.2 4.0 3.0 2.7 2.3 2.3 1Source: International Organization for Migration

Industry Growth CAGR 8% Vast and growing market 1Source: Aite

MG View of Industry Two consumers served in every transaction: Sending Customer Working in host country Low to middle income Strong family ties Receiving Customer Family members remaining in home country Lifetime journey Used for necessities "To help people and businesses by providing affordable, reliable and convenient payment services"

Agent Locations - by region 28,000 14,000 3,200 5,200 30,000 8,600 *as of 12/31/05

Consumer Payments Payments to businesses Bill payment / Prepaid top-up In person - guaranteed funds Agent Network Leverages domestic MG network 26,000 agent locations Biller Network 1,500 premier billers Auto/Sub-Prime Cards Mortgage Other Industries General Motors Total Systems GMAC Mortgage Nextel Ford Capital One Wells Fargo Dish Network Honda MBNA (BofA) Centex DirecTV AmeriCredit HFC (HSBC) Wachovia Geico JPM Chase Consumer Payments

Consumer Choice

or Sending Money Receiving Money Channels For Payment Services Contact point Method of Payment Method of Payment Currency Type Retail Cash Internet Card Phone Account Cash/MO at retail Cash at home Account Deposit Card Deposit Local Dollar/Euro Transaction Processing Systems

GFT Keys To Future Growth Provide best value to consumers and tell them about it Deliver new payment products and relevant financial services through our channels Expand our distribution capabilities

Summary

Company Highlights Clear strategies for growth Favorable end-market dynamics A leader in payment services solutions and platforms Leverageable platform Long-term contracts Long-term financial goals of double-digit revenue and earnings growth, and return on equity of 16-20% Attractive financial profile; cash flow, margins, minimal debt, diverse and recurring revenues